Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2016
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	3,566	4,626	4,421	3,698	16,311
I-joist sales volume (MELF)	50,172	64,765	61,602	49,521	226,060
Plywood sales volume (MSF 3/8")	379,631	377,934	385,398	364,018	1,506,981
Lumber sales volume (MBF)	47,919	49,398	45,925	43,650	186,892
LVL mill net sales price ($/CF)	$16.74	$16.79	$16.57	$16.21	$16.59
I-joist mill net sales price ($/MELF)	$1,138	$1,136	$1,102	$1,077	$1,114
Plywood net sales price ($/MSF 3/8")	$261	$271	$288	$268	$272
Lumber net sales price ($/MBF)	$451	$464	$481	$497	$472
Segment sales (000)	$303,457	$346,358	$340,928	$289,672	$1,280,415
Segment income (loss) (000)	$5,885	$16,309	$11,564	$(7,829)	$25,929
Segment depreciation and amortization (000)	$11,634	$14,769	$15,625	$15,493	$57,521
Segment EBITDA (000)[1]	$17,519	$31,078	$27,189	$7,664	$83,450
EBITDA as a percentage of sales	5.8%	9.0%	8.0%	2.6%	6.5%
Capital spending (000)[2]	$11,870	$15,862	$15,275	$23,496	$66,503
Receivables (000)	$111,008	$78,174	$70,233	$48,503
Inventories (000)	$175,842	$190,692	$186,563	$178,138
Accounts payable (000)	$44,686	$53,806	$53,275	$50,672

	2015
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,840	3,485	3,785	2,955	13,065
I-joist sales volume (MELF)	40,810	56,572	57,121	46,319	200,822
Plywood sales volume (MSF 3/8")	412,139	410,491	412,369	399,577	1,634,576
Lumber sales volume (MBF)	48,100	55,945	54,354	47,289	205,688
LVL mill net sales price ($/CF)	$16.48	$16.46	$16.53	$16.28	$16.44
I-joist mill net sales price ($/MELF)	$1,098	$1,098	$1,118	$1,112	$1,107
Plywood net sales price ($/MSF 3/8")	$312	$302	$282	$268	$291
Lumber net sales price ($/MBF)	$510	$484	$477	$456	$482
Segment sales (000)	$309,316	$339,869	$340,621	$292,307	$1,282,113
Segment income (000)	$20,896	$23,712	$21,876	$(2,263)	$64,221
Segment depreciation and amortization (000)	$10,791	$10,341	$11,049	$11,091	$43,272
Segment EBITDA (000)[1]	$31,687	$34,053	$32,925	$8,828	$107,493
EBITDA as a percentage of sales	10.2%	10.0%	9.7%	3.0%	8.4%
Capital spending (000)	$9,532	$13,957	$20,119	$25,149	$68,757
Receivables (000)	$69,406	$73,243	$72,626	$47,639
Inventories (000)	$161,586	$151,000	$160,134	$163,961
Accounts payable (000)	$47,762	$53,800	$56,336	$40,868

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2014
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	2,642	3,434	3,602	2,677	12,355
I-joist sales volume (MELF)	39,839	56,813	56,403	39,587	192,642
Plywood sales volume (MSF 3/8")	414,443	430,404	396,339	409,952	1,651,138
Lumber sales volume (MBF)	45,883	56,799	57,261	51,690	211,633
LVL mill net sales price ($/CF)	$16.00	$16.28	$16.59	$16.34	$16.32
I-joist mill net sales price ($/MELF)	$1,016	$1,068	$1,095	$1,091	$1,070
Plywood net sales price ($/MSF 3/8")	$294	$301	$335	$330	$314
Lumber net sales price ($/MBF)	$569	$574	$546	$544	$558
Segment sales (000)	$293,274	$351,011	$355,697	$317,019	$1,317,001
Segment income (000)	$13,047	$31,213	$40,631	$23,483	$108,374
Segment depreciation and amortization (000)	$9,980	$10,044	$10,711	$10,722	$41,457
Segment EBITDA (000)[1]	$23,027	$41,257	$51,342	$34,205	$149,831
EBITDA as a percentage of sales	7.9%	11.8%	14.4%	10.8%	11.4%
Capital spending (000)	$9,714	$5,659	$11,541	$13,377	$40,291
Receivables (000)	$62,203	$70,288	$66,882	$53,726
Inventories (000)	$154,412	$149,388	$158,324	$162,395
Accounts payable (000)	$45,719	$55,365	$55,581	$42,721

[1]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization.
[2] Capital spending in second quarter 2016 and first quarter 2016 excludes $0.3 million and $215.6 million, respectively, of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2016
	Q1	Q2	Q3	Q4	YTD
Commodity sales	47.2%	45.5%	46.9%	46.9%	46.6%
General line sales	34.4%	36.5%	35.1%	35.3%	35.4%
EWP sales	18.4%	18.0%	18.0%	17.8%	18.0%
Total sales (000)	$717,254	$850,042	$889,026	$770,885	$3,227,207
Gross margin[1]	11.4%	12.5%	12.0%	11.7%	11.9%
Segment income (000)	$13,373	$29,117	$26,415	$15,454	$84,359
Segment depreciation and amortization (000)	$3,235	$3,354	$3,514	$3,659	$13,762
Segment EBITDA (000)[2]	$16,608	$32,471	$29,929	$19,113	$98,121
EBITDA as a percentage of sales	2.3%	3.8%	3.4%	2.5%	3.0%
Capital spending (000)	$2,896	$3,599	$4,933	$4,418	$15,846
Receivables (000)	$229,673	$236,954	$227,206	$175,972
Inventories (000)	$264,721	$271,306	$264,493	$255,312
Accounts payable (000)	$248,170	$217,149	$210,892	$151,232

	2015
	Q1	Q2	Q3	Q4	YTD
Commodity sales	48.4%	45.2%	45.5%	47.3%	46.5%
General line sales	34.7%	37.0%	36.4%	35.2%	35.9%
EWP sales	16.9%	17.8%	18.1%	17.5%	17.6%
Total sales (000)	$622,905	$762,078	$798,982	$707,337	$2,891,302
Gross margin[1]	10.4%	11.5%	12.0%	12.2%	11.6%
Segment income (000)	$3,346	$19,576	$22,684	$15,145	$60,751
Segment depreciation and amortization (000)	$2,739	$2,874	$3,121	$3,203	$11,937
Segment EBITDA (000)[2]	$6,085	$22,450	$25,805	$18,348	$72,688
EBITDA as a percentage of sales	1.0%	2.9%	3.2%	2.6%	2.5%
Capital spending (000)	$2,963	$4,023	$3,928	$3,595	$14,509
Receivables (000)	$174,582	$195,587	$192,336	$165,649
Inventories (000)	$270,881	$264,114	$244,481	$220,896
Accounts payable (000)	$179,530	$209,090	$181,586	$130,190

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2014
	Q1	Q2	Q3	Q4	YTD
Commodity sales	52.2%	48.7%	47.7%	49.6%	49.4%
General line sales	31.9%	33.7%	34.8%	33.7%	33.6%
EWP sales	15.9%	17.6%	17.5%	16.6%	17.0%
Total sales (000)	$585,530	$758,375	$773,391	$669,367	$2,786,663
Gross margin[1]	10.6%	11.3%	12.0%	11.2%	11.4%
Segment income (000)	$5,861	$19,401	$21,058	$10,359	$56,679
Segment depreciation and amortization (000)	$2,307	$2,394	$2,448	$2,653	$9,802
Segment EBITDA (000)[2]	$8,168	$21,795	$23,506	$13,012	$66,481
EBITDA as a percentage of sales	1.4%	2.9%	3.0%	1.9%	2.4%
Capital spending (000)	$2,720	$3,551	$7,161	$6,917	$20,349
Receivables (000)	$163,820	$181,390	$176,920	$142,891
Inventories (000)	$266,647	$261,176	$240,547	$232,066
Accounts payable (000)	$167,152	$174,402	$149,548	$119,054

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps and loss on extinguishment of debt. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:

	2016
	Q1	Q2	Q3	Q4	YTD

Net income	$4,950	$19,228	$9,981	$4,095	$38,254
Interest expense	5,802	6,427	7,135	7,328	26,692
Interest income	(149)	(27)	(60)	(154)	(390)
Income tax provision (benefit)	2,931	10,735	5,522	(14,141)	5,047
Depreciation and amortization	15,238	18,552	19,459	19,598	72,847
EBITDA	28,772	54,915	42,037	16,726	142,450
Change in fair value of interest rate swaps	69	1,532	(836)	(4,975)	(4,210)
Loss on extinguishment of debt	—	—	9,525	4,779	14,304
Adjusted EBITDA	$28,841	$56,447	$50,726	$16,530	$152,544

	2015
	Q1	Q2	Q3	Q4	YTD

Net income	$7,617	$20,230	$22,007	$2,328	$52,182
Interest expense	5,481	5,591	5,729	5,731	22,532
Interest income	(90)	(58)	(73)	(102)	(323)
Income tax provision (benefit)	4,573	11,637	12,629	(339)	28,500
Depreciation and amortization	13,587	13,281	14,249	14,461	55,578
EBITDA	$31,168	$50,681	$54,541	$22,079	$158,469

	2014
	Q1	Q2	Q3	Q4	YTD

Net income	$5,565	$26,418	$32,285	$15,741	$80,009
Interest expense	5,512	5,519	5,514	5,504	22,049
Interest income	(70)	(53)	(57)	(57)	(237)
Income tax provision	3,461	14,286	18,133	7,416	43,296
Depreciation and amortization	12,320	12,482	13,203	13,434	51,439
EBITDA	$26,788	$58,652	$69,078	$42,038	$196,556